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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-QSB/A of Caraco Pharmaceutical Laboratories Ltd. ("Caraco") for the quarter ended September 30, 2002 (the "Report"), I Narendra N. Borkar, the Chief Executive Officer and principal financial officer of Caraco, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

October 21, 2002                                     /s/ Narendra N. Borkar
                                                     ---------------------------
                                                     Narendra N. Borkar
                                                     Chief Executive Officer and
                                                     principal financial officer